[Logo]  M F S(R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
75 YEARS                                                       FEBRUARY 28, 1999
WE INVENTED THE MUTUAL FUND(R)





                         MFS(R) CORE GROWTH FUND

                         MFS(R) BLUE CHIP FUND

                         MFS(R) CONVERTIBLE SECURITIES FUND

                         MFS(R) SCIENCE AND TECHNOLOGY FUND

MFS(R) CORE GROWTH FUND                                            MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) BLUE CHIP FUND                                              MFS(R) SCIENCE AND TECHNOLOGY FUND

TRUSTEES                                                           SECRETARY
Richard B. Bailey* - Private Investor;                             Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                                       ASSISTANT SECRETARY
                                                                   James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                                   CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                 State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                             INVESTOR INFORMATION
                                                                   For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive               1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                                            For information on MFS mutual funds, call your
                                                                   financial adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor                                 1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                                   Eastern time (or leave a message anytime).
Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,       INVESTOR SERVICE
Benchmark Consulting Group, Inc. (office services)                 MFS Service Center, Inc.
                                                                   P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice President,                Boston, MA 02107-9906
Director, and Secretary, MFS Investment Management
                                                                   For general information, call toll free: 1-800-225-2606 any
Jeffrey L. Shames* - Chairman, Chief Executive Officer,            business day from 8 a.m. to 8 p.m. Eastern time.
and Director, MFS Investment Management
                                                                   For service to speech- or hearing-impaired, call toll free:
J. Dale Sherratt - President, Insight Resources, Inc.              1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern
(acquisition planning specialists)                                 time. (To use this service, your phone must be equipped with a
                                                                   Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)                                       For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
INVESTMENT ADVISER                                                 touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                                WORLD WIDE WEB
Boston, MA 02116-3741                                              www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
S. Irfan Ali*
Mitchell D. Dynan*
Constantinos Mokas*
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS Core Growth Fund
Dear Shareholders,
For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 38.13%, and Class I shares returned 38.15%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 29.91% return for the average growth fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund emphasizes domestic-oriented companies that exhibit some kind of sustainable competitive advantage, strong market share, low production costs, research and development strength, distribution expertise, and good customer service. In addition, we look for companies with the potential to benefit from mismatches in supply and demand. One example of a mismatch is the cable sector, which is on the verge of several new product rollouts, including advanced analog, digital, Internet, and telephone products. Because cable lines can carry more information, cable companies are in a much better position than telephone companies to deliver these services. This creates a mismatch because it's easier for cable companies to raise prices. Two companies we like are Time Warner, which is continually expanding its reach, and MediaOne, which recently agreed to be purchased by Comcast. MediaOne also has cellular and cable operations in Europe, including the United Kingdom.

Another major sector for the Fund is financial services. Although several major companies that had made speculative loans ran into problems during last year's global market turmoil, market shares of a few blue-chip companies that maintained a conservative stance, such as Morgan Stanley, Dean Witter, increased dramatically. The Fund's largest position in this sector is Associates First Capital, a consumer finance company. It has grown its earnings every year for over 20 years, has a very stable operating history, and in our opinion is still cheap based on its price-to-earnings ratio. Also, about six months ago one of its big competitors had financial difficulties, and Associates took additional market share as a result.

Among other sectors, the Fund is overweighted relative to the S&P 500 in technology, in which holdings include Microsoft, Oracle, and Synopsys. These companies continue to benefit from the growing use of technology to increase productivity. In retailing, CVS is being helped by positive demographic trends, faster approvals for new drugs, and managed-care penetration.

Respectfully,

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Blue Chip Fund
Dear Shareholders,
For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 23.42%, and Class I shares returned 23.33%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 30.18% return over the same period for the S&P 500 and to a 22.20% return for the average growth and income fund as tracked by Lipper.

Given what we see as economic weakness in every region of the world except the United States, which is likely to affect U.S. markets at some point, the Fund currently is positioned relatively defensively, with the majority of its investments in companies that we believe can continue to increase earnings in a slow-growth environment. Although the Fund's holdings are diverse, it is overweighted in the health care, consumer staples, and utilities and communications sectors. In health care, the emphasis is on pharmaceutical companies with profitable product lines and strong new-product pipelines, such as Pfizer, Bristol-Myers Squibb, Johnson & Johnson, and Schering Plough. Consumer staples companies include Procter & Gamble, Dial, and Bestfoods. In utilities and communications, we are focused on telecommunications companies that stand to benefit from the growth of the Internet and cellular communications, such as MCI WorldCom, BellSouth, and Bell Atlantic.

The Fund continues to emphasize large-cap companies. As of February 28, 1999, the average weighted market capitalization of the stocks in the Fund was $68 billion. The top five holdings were Microsoft, Tyco International, Pfizer, Safeway, and General Electric.

Respectfully,

/s/ Mitchell D. Dynan
    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
Dear Shareholders,
For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 30.61%, and Class I shares returned 30.78%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.51% return over the same period for the Merrill Lynch All Convertibles Index, an unmanaged index of 542 securities, and to a 12.39% return for the average convertible securities fund as reported by Lipper.

The convertible bond market's volatility during the third quarter of 1998 was driven by the combination of weak equity markets and a lack of liquidity in the market as a whole. As the fourth quarter rebound took hold, liquidity improved and interest rates came down. Though rates have gone up slightly in 1999, causing bond prices to fall, the equity markets have remained strong. These factors have contributed to a healthy convertibles market and, coupled with strong performance from individual securities, the Fund performed very well during the period as a result.

Sepracor, a specialty pharmaceutical company, was a strong performer for the Fund. The company launched a wealth of new products and initiated new marketing and distribution partnerships. These moves should help the company expand its reach and bolster its already solid position in a dynamic market. The bonds of retailer Ann Taylor also worked well. The chain is restructuring to better focus its sales efforts and enhance its product offerings. The restructuring program has helped individual store performance. @Home Network Corp., an Internet provider targeting home users who access the 'Net via cable TV, was a strong performer. @Home's performance was driven by interest in the Internet generally and by the growth of cable data access specifically, which has rocketed in the past year. CVS, a drug store chain, is benefiting from a consolidation wave and from favorable demographics, both of which have boosted prescription demand.

Though the Fund has performed well over the period, we did experience a few disappointments. Total Renal Care was one of our more disappointing investments. The company reported poor earnings as a result of problems it had integrating an acquired company, which caused higher-than-expected expenses. The stock has taken a hit, and the convertible is now thought to be "busted," which means it has dropped low enough for it to be considered a high-yield investment. Although we're not getting any capital appreciation out of the investment now, we are collecting high interest payments, which helps somewhat. Long term, we think the company's management is strong enough to work through the acquisition, but we're closely watching the situation. KN Energy, a natural gas producer and distributor, performed poorly during the period due to low gas prices, which hurt revenues. The company was acquired recently, but at what we feel was a low price. The acquirer's new bonds pay a lower dividend, but we're optimistic about the new company's long-term growth because we feel it will be able to provide a wider array of energy products and services to expanded markets.

MFS(R) Original Research(SM) is key to gathering firsthand information on factors that can influence a company's financial performance. For convertible bond investing, research must also take into consideration a variety of technical factors that are unique to this asset class. For example, one critical technical issue is "change of control" language written into convertible bond contracts. This language comes into play during a merger or acquisition situation and directs how, and at what price, your investment is bought out. Research allows us to gain an intimate understanding of this language so we may approach each investment with a full base of knowledge before committing shareholders' money. In this way, we think we can minimize the negative impact of acquisition surprises and manage the Fund more consistently for shareholders.

Respectfully,

/s/ Constantinos Mokas
    Constantinos Mokas
    Portfolio Manager

MFS Science and Technology Fund
For the six months ended February 28, 1999, both Class A and Class I shares of the Fund provided total returns of 45.00%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 52.61% return over the same period for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 69.68% return for the average science and technology fund as reported by Lipper.

Though the Fund underperformed relative to the Lipper average, it is important to remember that the Lipper universe is comprised of a wide variety of funds following a number of investment strategies. Among these are funds that focus purely on Internet companies, which have shown extraordinarily good performance despite astronomical valuations. The NASDAQ was also pumped up by Internet-driven names like Amazon.com, Yahoo, and eBay, all of which are early-stage companies with immature business models. We prefer to concentrate on finding established market leaders with high-quality products, strong cash flows, high gross margins, and sustainable earnings growth. While this investment style has hurt performance in the short term, we believe this discipline helps us manage risk.

A less significant drag on the Fund's performance resulted from our investments in small- and mid-cap companies. As a class, these stocks continue to be outperformed by the market as investors focus on the biggest names in technology or 'Net stocks to the exclusion of many promising small companies.

Microsoft is one of the best stories in our portfolio. The company is a dominating presence in the worldwide software market, and it routinely reinvests in its business to maintain its leadership position. Microsoft has reported staggering financial returns over the last several quarters: more than 20% revenue growth, greater than 40% operating margins, billions in cash, and no debt.

Looking ahead, we feel that the technology market is quite healthy. Though investors seem concerned about a possible slowdown in sales due to the Year 2000 computer problem, we believe overall growth should be stable. Corporate information technology budgets should continue to grow, albeit more slowly. We believe select companies will begin to devote a smaller percentage of their budgets to resolving Y2K problems as they get closer to solving them. This could free up money for other technology-related projects, sparking fresh demand. Overall, we're optimistic about the chances for a strong technology market as companies continue to focus on building, expanding, and maintaining their critical technological infrastructure. (The fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political or regulatory development.)

Respectfully,

/s/ S. Irfan Ali
    S. Irfan Ali
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and holdings are subject to change.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1999

CORE GROWTH FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     6 Months       1 Year       3 Years  Life of Fund*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +38.13%      +27.20%      +146.75%       +169.21%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --       +27.20%      + 35.13%       + 36.82%
-------------------------------------------------------------------------------------------------------
SEC Results                                               --       +21.16%      + 32.96%       + 34.73%
-------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     6 Months       1 Year       3 Years  Life of Fund*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +38.15%      +27.23%      +147.08%       +169.58%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --       +27.23%      + 35.19%       + 36.88%
-------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1996, through February 28, 1999.

BLUE CHIP FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +23.42%      +13.94%       + 60.07%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +13.94%       + 24.38%
-----------------------------------------------------------------------------------------------------
SEC Results                                                         --       + 8.52%       + 21.61%
-----------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +23.33%      +13.94%       + 60.07%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +13.94%       + 24.38%
-----------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1999.

CONVERTIBLE SECURITIES FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
---------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +30.61%      +14.76%       + 46.96%
---------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +14.76%       + 19.55%
---------------------------------------------------------------------------------------------------
SEC Results                                                         --       + 9.31%       + 16.88%
---------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
---------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +30.78%      +14.78%       + 46.88%
---------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +14.78%       + 19.52%
---------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1999.

SCIENCE AND TECHNOLOGY FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +45.00%      +24.33%       + 80.60%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +24.33%       + 31.54%
-----------------------------------------------------------------------------------------------------
SEC Results                                                         --       +18.43%       + 28.60%
-----------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                               6 Months       1 Year  Life of Fund*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return                                         +45.00%      +24.33%       + 80.60%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return                                         --       +24.33%       + 31.54%
-----------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1999.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1999

MFS CORE GROWTH FUND
Stocks - 90.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 88.1%
  Aerospace - 0.8%
    United Technologies Corp.                                               200            $   24,775
-----------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Harley-Davidson, Inc.                                                   400            $   23,125
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Capital One Financial Corp.                                             200            $   25,525
-----------------------------------------------------------------------------------------------------
  Business Machines - 3.4%
    Affiliated Computer Services, Inc., "A"*                              1,000            $   46,250
    Kulicke & Soffa Industries, Inc.*                                       600                15,225
    Mentor Graphics Corp.*                                                  500                 7,000
    Motorola, Inc.                                                          200                14,050
    Sun Microsystems, Inc.*                                                 200                19,462
    Texas Instruments, Inc.                                                 100                 8,919
                                                                                           ----------
                                                                                           $  110,906
-----------------------------------------------------------------------------------------------------
  Business Services - 4.5%
    Ceridian Corp.*                                                         400            $   28,650
    Computer Sciences Corp.*                                                400                26,650
    DST Systems, Inc.*                                                      300                16,275
    Envoy Corp.*                                                          1,000                48,500
    First Data Corp.                                                        400                15,300
    Policy Management Systems Corp.*                                        300                10,969
                                                                                           ----------
                                                                                           $  146,344
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.1%
    America Online, Inc.*                                                   100            $    8,894
    Autodesk, Inc.                                                          200                 8,025
    Microsoft Corp.*                                                        780               117,097
                                                                                           ----------
                                                                                           $  134,016
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                              250            $   25,594
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.6%
    BMC Software, Inc.*                                                     900            $   36,788
    Cadence Design Systems, Inc.*                                           800                19,250
    Cambridge Technology Partners, Inc.*                                  1,000                25,125
    Computer Associates International, Inc.                                 500                21,000
    Compuware Corp.*                                                        500                27,969
    Oracle Corp.*                                                         1,500                83,812
    SunGard Data Systems, Inc.*                                             600                23,775
    Synopsys, Inc.*                                                         900                41,625
                                                                                           ----------
                                                                                           $  279,344
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.4%
    Dial Corp.                                                              700            $   20,431
    Galileo International, Inc.                                             400                20,200
    Newell Co.                                                              800                34,000
    Tyco International Ltd.                                               1,800               133,988
                                                                                           ----------
                                                                                           $  208,619
-----------------------------------------------------------------------------------------------------
  Electronics - 3.0%
    Altera Corp.*                                                           400            $   19,450
    AMP, Inc.                                                               200                10,638
    Analog Devices, Inc.*                                                   800                20,050
    Intel Corp.                                                             200                23,987
    LSI Logic Corp.*                                                        900                23,344
                                                                                           ----------
                                                                                           $   97,469
-----------------------------------------------------------------------------------------------------
  Entertainment - 9.8%
    CBS Corp.*                                                              900            $   33,187
    Comcast Corp., "A"                                                      200                14,188
    Gemstar International Group Ltd.*                                       800                51,200
    Jacor Communications, Inc.*                                             500                34,875
    MediaOne Group, Inc.*                                                 1,800                98,100
    Time Warner, Inc.                                                     1,000                64,500
    Univision Communications, Inc., "A"*                                    500                20,375
                                                                                           ----------
                                                                                           $  316,425
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 7.3%
    American Express Co.                                                    200            $   21,700
    Associates First Capital Corp., "A"                                   1,300                52,812
    Citigroup, Inc.                                                       1,000                58,750
    Federal Home Loan Mortgage Corp.                                        600                35,325
    Merrill Lynch & Co., Inc.                                               300                23,025
    Morgan Stanley Dean Witter & Co.                                        500                45,250
                                                                                           ----------
                                                                                           $  236,862
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Anheuser-Busch Cos., Inc.                                               350            $   26,841
-----------------------------------------------------------------------------------------------------
  Insurance - 3.9%
    American International Group, Inc.                                      300            $   34,181
    Equitable Cos., Inc.                                                    600                40,538
    Lincoln National Corp.                                                  300                28,406
    ReliaStar Financial Corp.                                               500                22,688
                                                                                           ----------
                                                                                           $  125,813
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.5%
    American Home Products Corp.                                            700            $   41,650
    Bristol-Myers Squibb Co.                                                300                37,781
    Pfizer, Inc.                                                            350                46,178
    Schering Plough Corp.                                                   350                19,578
                                                                                           ----------
                                                                                           $  145,187
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.1%
    Guidant Corp.                                                           340            $   19,380
    HealthSouth Corp.*                                                    1,400                16,275
    McKesson HBOC, Inc.                                                      58                 3,944
    Mid Atlantic Medical Services, Inc.*                                  1,500                11,719
    United Healthcare Corp.                                               1,000                49,312
                                                                                           ----------
                                                                                           $  100,630
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Scholastic Corp.*                                                       300            $   14,775
-----------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Kansas City Southern Industries, Inc.                                   500            $   23,375
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.9%
    Cendant Corp.*                                                          500            $    8,281
    CKE Restaurants, Inc.                                                 1,500                39,844
    McDonald's Corp.                                                        400                34,000
    Outback Steakhouse, Inc.*                                               500                21,938
    Wendy's International, Inc.                                           1,000                23,937
                                                                                           ----------
                                                                                           $  128,000
-----------------------------------------------------------------------------------------------------
  Stores - 9.4%
    BJ's Wholesale Club, Inc.*                                              500            $   21,781
    CVS Corp.                                                               800                42,400
    Dayton Hudson Corp.                                                     500                31,281
    Linens 'n Things, Inc.*                                                 300                10,800
    Lowes Co., Inc.                                                         500                29,656
    Office Depot, Inc.*                                                   1,100                39,256
    Rite Aid Corp.                                                        1,400                57,925
    TJX Cos., Inc.                                                        1,100                31,419
    Wal-Mart Stores, Inc.                                                   450                38,869
                                                                                           ----------
                                                                                           $  303,387
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Meyer (Fred), Inc.*                                                   1,000            $   64,250
    Safeway, Inc.*                                                          300                17,325
                                                                                           ----------
                                                                                           $   81,575
-----------------------------------------------------------------------------------------------------
  Telecommunications - 8.6%
    3Com Corp.*                                                             500            $   15,719
    Alltel Corp.                                                            200                11,975
    Century Telephone Enterprises, Inc.                                     300                18,525
    Cisco Systems, Inc.*                                                    400                39,125
    Global TeleSystems Group, Inc.*                                         200                11,100
    Lucent Technologies, Inc.                                               300                30,469
    MCI WorldCom, Inc.*                                                   1,000                82,500
    Qwest Communications International, Inc.*                               300                18,431
    Sprint Corp. (PCS Group)*                                               400                12,800
    Tele-Communications, Inc.*                                              400                21,550
    Tellabs, Inc.*                                                          200                16,012
                                                                                           ----------
                                                                                           $  278,206
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $2,856,793
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 2.5%
  Canada - 0.5%
    Northern Telecom Ltd. (Telecommunications)                              300            $   17,419
-----------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Mannesmann AG (Conglomerate)                                            125            $   16,851
-----------------------------------------------------------------------------------------------------
  Ireland - 1.0%
    Elan Corp. PLC, ADR (Health Products)*                                  420            $   32,209
-----------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    BP Amoco PLC, ADR (Oils)                                                198            $   16,830
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $   83,309
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,345,293)                                                 $2,940,102
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 7.6%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp., due 3/01/99, at
        Amortized Cost                                                    $ 245            $  245,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,590,293)                                            $3,185,102

Other Assets, Less Liabilities - 1.8%                                                          58,589
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $3,243,691
-----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1999

MFS BLUE CHIP FUND
Stocks - 97.1%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 96.1%
  Aerospace - 3.7%
    General Dynamics Corp.                                                   264             $ 15,955
    United Technologies Corp.                                                100               12,388
                                                                                             --------
                                                                                             $ 28,343
-----------------------------------------------------------------------------------------------------
  Automotive - 2.2%
    Ford Motor Co.                                                           130             $  7,710
    General Motors Corp.                                                     110                9,082
                                                                                             --------
                                                                                             $ 16,792
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.9%
    Comerica, Inc.                                                           178             $ 11,792
    Fleet Financial Group, Inc.                                              180                7,729
    National City Corp.                                                       54                3,773
    US Bancorp                                                               239                7,723
    Wells Fargo Co.                                                          197                7,240
                                                                                             --------
                                                                                             $ 38,257
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Xerox Corp.                                                              200             $ 11,037
-----------------------------------------------------------------------------------------------------
  Business Services - 2.2%
    DST Systems, Inc.*                                                       312             $ 16,926
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Du Pont (E.I.) de Nemours & Co., Inc.                                     82             $  4,208
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.5%
    Microsoft Corp.*                                                         181             $ 27,173
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                                      118             $  4,823
    Computer Associates International, Inc.                                  187                7,854
                                                                                             --------
                                                                                             $ 12,677
-----------------------------------------------------------------------------------------------------
  Construction Services - 1.7%
    Martin Marietta Materials, Inc.                                          254             $ 13,033
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 10.5%
    Colgate-Palmolive Co.                                                     66             $  5,602
    Dial Corp.                                                               450               13,134
    Gillette Co.                                                              85                4,558
    Philip Morris Cos., Inc.                                                 415               16,237
    Procter & Gamble Co.                                                     160               14,320
    Service Corp. International                                              200                3,075
    Tyco International Ltd.                                                  328               24,416
                                                                                             --------
                                                                                             $ 81,342
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.8%
    General Electric Co.                                                     213             $ 21,367
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Associates First Capital Corp., "A"                                      188             $  7,637
    Federal Home Loan Mortgage Corp.                                         193               11,363
                                                                                             --------
                                                                                             $ 19,000
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 7.0%
    Anheuser-Busch Cos., Inc.                                                120             $  9,203
    Bestfoods Co.                                                            200                9,387
    Coca-Cola Co.                                                             65                4,156
    Hershey Foods Corp.                                                      103                6,412
    Interstate Bakeries Corp.                                                435               10,440
    PepsiCo., Inc.                                                           156                5,870
    Ralston-Ralston Purina Co.                                               330                8,889
                                                                                             --------
                                                                                             $ 54,357
-----------------------------------------------------------------------------------------------------
  Insurance - 8.8%
    Allstate Corp.                                                           330             $ 12,375
    CIGNA Corp.                                                              147               11,540
    Hartford Financial Services Group, Inc.                                  296               16,003
    Lincoln National Corp.                                                    82                7,764
    MBIA, Inc.                                                               100                6,156
    Progressive Corp.                                                         66                8,481
    Torchmark Corp.                                                          181                6,018
                                                                                             --------
                                                                                             $ 68,337
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 14.1%
    American Home Products Corp.                                             164             $  9,758
    Bristol-Myers Squibb Co.                                                 130               16,372
    Eli Lilly & Co.                                                          100                9,469
    Johnson & Johnson                                                        204               17,416
    Pfizer, Inc.                                                             180               23,749
    Pharmacia & Upjohn, Inc.                                                 130                7,085
    Schering Plough Corp.                                                    240               13,425
    Warner-Lambert Co.                                                       165               11,395
                                                                                             --------
                                                                                             $108,669
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    HealthSouth Corp.*                                                       400             $  4,650
    United Healthcare Corp.                                                  222               10,947
                                                                                             --------
                                                                                             $ 15,597
-----------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Chevron Corp.                                                             82             $  6,304
    Exxon Corp.                                                              246               16,374
    Mobil Corp.                                                              115                9,567
                                                                                             --------
                                                                                             $ 32,245
-----------------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Burlington Northern Santa Fe Railway Co.                                 210             $  6,956
-----------------------------------------------------------------------------------------------------
  Stores - 4.1%
    CVS Corp.                                                                220             $ 11,660
    Office Depot, Inc.*                                                      100                3,569
    Rite Aid Corp.                                                           394               16,301
                                                                                             --------
                                                                                             $ 31,530
-----------------------------------------------------------------------------------------------------
  Supermarkets - 5.2%
    Kroger Co.*                                                              254             $ 16,431
    Safeway, Inc.*                                                           407               23,504
                                                                                             --------
                                                                                             $ 39,935
-----------------------------------------------------------------------------------------------------
  Telecommunications - 5.3%
    Bell Atlantic Corp.                                                      135             $  7,754
    MCI WorldCom, Inc.*                                                      170               14,025
    SBC Communications, Inc.                                                 130                6,874
    Sprint Corp.                                                             123               10,555
    Sprint Corp. (PCS Group)*                                                 61                1,952
                                                                                             --------
                                                                                             $ 41,160
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.2%
    CMS Energy Corp.                                                         131             $  5,420
    GPU, Inc.                                                                200                7,975
    NIPSCO Industries, Inc.                                                  300                7,781
    Texas Utilities Co.                                                      170                7,214
    Unicom Corp.                                                             326               11,594
                                                                                             --------
                                                                                             $ 39,984
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Energy Group                                                    135             $  6,818
-----------------------------------------------------------------------------------------------------
    Utilities - Telephone - 0.9%
      BellSouth Corp.                                                        154             $  7,123
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $742,866
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 1.0%
  United Kingdom - 1.0%
    BP Amoco PLC, ADR (Oils)                                                  90             $  7,650
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $562,634)                                                     $750,516
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.2%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 3/01/99, at
      Amortized Cost                                                        $ 25             $ 25,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $587,634)                                                $775,516
Other Assets, Less Liabilities - (0.3)%                                                        (2,440)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $773,076
-----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1999

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 39.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    McKesson Financing Trust, 5%*##                                           50             $  4,684
-----------------------------------------------------------------------------------------------------
  Business Services - 1.2%
    EVI, Inc., 5%*##                                                         300             $  8,775
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    Newell Financial Trust I, 5.25%                                          100             $  5,275
    Newell Financial Trust I, 5.25%*##                                       200               10,550
    Readers Digest, $1.9336*                                                 300                9,638
                                                                                             --------
                                                                                             $ 25,463
-----------------------------------------------------------------------------------------------------
  Containers - 1.7%
    Sealed Air Corp., $2.00                                                  250             $ 12,875
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.8%
    MediaOne Group, Inc., 4.5%                                               150             $ 16,350
    MediaOne Group, Inc., 6.25%                                              150               11,653
                                                                                             --------
                                                                                             $ 28,003
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 8.6%
    Finova Finance Trust, 5.5%                                               200             $ 14,400
    Jefferson Pilot Corp., 7.25%                                              75                8,250
    Merrill Lynch & Co., Inc., 1%                                         11,000               10,807
    Merrill Lynch & Co., Inc., 5.75%*                                      1,200               12,375
    Merrill Lynch & Co., Inc., 6.25%                                          75                1,669
    Salomon, Inc., 6.25%                                                     115                7,648
    Salomon, Inc., 7.625%                                                    200                8,500
                                                                                             --------
                                                                                             $ 63,649
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Ralston Purina Co., 7%                                                   125             $  6,125
-----------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    American Heritage Life Investment Corp., 8.5%                            100             $  6,275
    Frontier Financing Trust, 6.25%*##                                       100                4,050
    Lincoln National Corp. 1.85%                                             600               12,000
                                                                                             --------
                                                                                             $ 22,325
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Concentra Managed Care, Inc., 4.50%                                   10,000             $  7,888
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    Wendys Financing, 5%                                                      50             $  2,725
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Fleetwood Capital Trust, 6%*##                                           100             $  4,700
-----------------------------------------------------------------------------------------------------
  Stores - 1.0%
    AnnTaylor Finance Trust, 8.5%                                             75             $  7,350
-----------------------------------------------------------------------------------------------------
  Telecommunications - 3.3%
    Intermedia Communications, Inc., $3.25*                                  200             $  5,550
    Intermedia Communications, Inc., 7%*##                                   100                2,706
    Qwest Trends Trust, 5.75%*##                                             300               16,500
                                                                                             --------
                                                                                             $ 24,756
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.6%
    CalEnergy Capital Trust III, 6.5%                                        100             $  4,463
    CalEnergy Capital Trust III, 6.5%##                                      100                4,463
    ICX Communications, Inc., 7.25%                                          100               22,787
    NIPSCO Industries, Inc., 7.75%                                           300               14,831
    Reliant Energy, Inc., 7.00%                                              100               10,950
    Texas Utilities Co., 3.315%                                              200                8,887
    Texas Utilities Co., 9.25%                                               100                5,219
                                                                                             --------
                                                                                             $ 71,600
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Devon Financing Trust, $3.25*                                            100             $  6,100
-----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $269,140)                               $297,018
-----------------------------------------------------------------------------------------------------

Preferred Stocks - 11.6%
-----------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    Loral Space & Communications, 6%*                                        125             $  6,609
-----------------------------------------------------------------------------------------------------
  Automotive - 3.2%
    Federal Mogul Financing Trust, 7.00%*                                    250             $ 14,594
    Tower Automotive Capital Trust, 6.75%*##                                 200                8,900
                                                                                             --------
                                                                                             $ 23,494
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Decs Trust IV, 7%                                                        500             $  4,688
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    Morgan Stanley Group, Inc., 6%                                           700             $  5,906
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Suiza Capital Trust II, 6%                                               300             $ 10,800
-----------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Philadelphia Consolidated Holding Corp, 0.50%                            400             $  3,275
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Alkermes, Inc.                                                           300             $ 16,425
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.0%
    KN Energy, Inc., 8.25%                                                   171             $  5,953
    MCN Corp., 8.75%                                                         500                9,187
                                                                                             --------
                                                                                             $ 15,140
-----------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $95,687)                                            $ 86,337
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 40.4%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  U.S. Bonds - 37.6%
    Business Services - 0.8%
      Personnel Group of America, Inc., 5.75s, 2004##                     $    6             $  5,895
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    Affiliated Computer Services, Inc., 4s, 2005##                        $    5             $  6,222
    Affiliated Computer Services, Inc., 4s, 2005                               5                6,222
                                                                                             --------
                                                                                             $ 12,444
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.3%
    EMC Corp., 3.25s, 2002                                                $    2             $  9,063
    Networks Assocs, Inc., 0s, 2018                                           35               16,537
    SCI Systems, Inc., 5s, 2006##                                              5                6,494
                                                                                             --------
                                                                                             $ 32,094
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    At Home Corp., 0s, 2018##                                             $   15             $ 11,006
-----------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Solectron Corp., 0s, 2019##                                           $   22             $ 10,395
    Solectron Corp., 6s, 2006##                                                3                7,860
                                                                                             --------
                                                                                             $ 18,255
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    CBS Radio, Inc., 7s, 2011##                                           $    6             $ 10,437
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    ADT Operations, Inc., 0s, 2010                                        $    5             $ 10,081
-----------------------------------------------------------------------------------------------------
  Financial Services - 4.3%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##                 $   18             $ 19,710
    Elan Finance Corporation Ltd., 0s, 2018##                                 20               12,100
                                                                                             --------
                                                                                             $ 31,810
-----------------------------------------------------------------------------------------------------
  Industrial - 1.7%
    Waste Management, Inc., 4s, 2002                                      $   10             $ 12,525
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Sepracor, Inc., 6.25s, 2005                                           $    6             $ 16,275
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.6%
    HealthSouth Corp., 3.25s, 2003                                        $   11             $  9,130
    Sunrise Assisted Living, Inc., 5.5s, 2002##                                3                3,514
    Total Renal Care Holdings, Inc., 7s, 2009##                               10                6,800
                                                                                             --------
                                                                                             $ 19,444
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Diamond Offshore Drilling, Inc., 3.75s, 2007                          $   10             $  9,037
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Omnicare, Inc., 5s, 2007                                              $    3             $  2,708
-----------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Sanifill, Inc., 5s, 2006                                              $    5             $  8,650
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.3%
    CKE Restaurants, Inc., 4.25s, 2004                                    $   20             $ 16,850
-----------------------------------------------------------------------------------------------------
  Stores - 4.5%
    Home Depot, Inc., 3.25s, 2001                                         $    4             $ 10,295
    Office Depot, Inc., 0s, 2007                                              10                9,275
    Rite Aid Corp., 5.25s, 2002                                               11               14,039
                                                                                             --------
                                                                                             $ 33,609
-----------------------------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Global Telesystems Group, Inc., 5.75s, 2010                           $   15             $ 17,044
    Jacor Communications, Inc., 0s, 2011                                      12               11,400
                                                                                             --------
                                                                                             $ 28,444
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $279,564
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 2.8%
  Switzerland - 1.3%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)                         $    7             $  9,905
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Airtours PLC, 5.75s, 2004 (Leisure)##                                 $    6             $ 11,284
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $ 21,189
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $264,200)                                          $300,753
-----------------------------------------------------------------------------------------------------

Rights - 2.6%
-----------------------------------------------------------------------------------------------------
                                                                            SHARES
-----------------------------------------------------------------------------------------------------
      CVS Corp.* (Identified Cost, $14,372)                                  200             $ 19,000
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.0%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp., due 3/01/99, at
        Amortized Cost                                                    $   15             $ 15,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $658,399)                                                $718,108
Other Assets, Less Liabilities - 3.5%                                                          25,972
-----------------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                                          $744,080
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 1999

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 86.7%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 86.4%
  Advertising - 0.9%
    Doubleclick, Inc.*                                                       100           $    8,988
    Outdoor Systems, Inc.*                                                   650               18,159
    Young & Rubicam, Inc.*                                                   100                3,775
                                                                                           ----------
                                                                                           $   30,922
-----------------------------------------------------------------------------------------------------
  Business Machines - 3.0%
    Affiliated Computer Services, Inc., "A"*                               1,180           $   54,575
    Sun Microsystems, Inc.*                                                  540               52,549
                                                                                           ----------
                                                                                           $  107,124
-----------------------------------------------------------------------------------------------------
  Business Services - 3.7%
    Answerthink Consulting Group, Inc.*                                      100           $    2,900
    C.H. Robinson Worldwide, Inc.                                            100                2,625
    Computer Sciences Corp.*                                                 500               33,312
    Diamond Technology Partners, Inc., "A"*                                  100                2,481
    DST Systems, Inc.*                                                       700               37,975
    Paymentech, Inc.*                                                        620               11,858
    Policy Management Systems Corp.*                                         730               26,691
    PRT Group, Inc.*                                                       1,300                4,509
    Renaissance Worldwide, Inc.*                                           2,000               12,500
                                                                                           ----------
                                                                                           $  134,851
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    PC Connection, Inc.*                                                     100           $    1,575
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.7%
    Activision, Inc.*                                                      1,500           $   16,312
    Autodesk, Inc.                                                         1,780               71,422
    Electronic Arts, Inc.*                                                 1,000               39,875
    Microsoft Corp.*                                                       2,680              402,335
    Midway Games, Inc.*                                                      360                3,083
    Verio, Inc.*                                                             100                2,838
                                                                                           ----------
                                                                                           $  535,865
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.1%
    DSET Corp.*                                                              100           $    1,200
    EMC Corp.*                                                               900               92,137
    Evolving Systems, Inc.*                                                  100                  513
    Ingram Micro, Inc.*                                                      750               16,500
    International Integration, Inc.*                                         100                1,987
                                                                                           ----------
                                                                                           $  112,337
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 36.2%
    Aspen Technology, Inc.*                                                2,600           $   33,312
    BMC Software, Inc.*                                                    3,010              123,034
    Cadence Design Systems, Inc.*                                          5,562              133,836
    Cambridge Technology Partners, Inc.*                                   1,250               31,406
    Computer Associates International, Inc.                                3,312              139,104
    Compuware Corp.*                                                       2,220              124,181
    Edwards (J.D.) & Co.*                                                    100                1,581
    Momentum Business Applications, Inc.*                                     30                  259
    Network Associates, Inc.*                                              2,200              103,400
    Oracle Corp.*                                                          6,830              381,626
    Peoplesoft, Inc.*                                                      1,520               28,690
    Range Resources Corp.                                                    120                  232
    Rational Software Corp.*                                               1,710               50,766
    Siebel Systems, Inc.*                                                    145                6,380
    Summit Design, Inc.*                                                   4,050               14,175
    Synopsys, Inc.*                                                        2,980              137,825
    System Software Associates, Inc.*                                      1,200                3,975
    Unigraphics Solutions, Inc.*                                             100                1,694
                                                                                           ----------
                                                                                           $1,315,476
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Galileo International, Inc.                                              100           $    5,050
-----------------------------------------------------------------------------------------------------
  Electronics - 4.2%
    Altera Corp.*                                                            300           $   14,587
    Amkor Technology, Inc.*                                                  100                1,050
    Intel Corp.                                                              740               88,754
    SIPEX Corp.*                                                           1,925               22,017
    Teradyne, Inc.*                                                          280               13,335
    Xilinx, Inc.*                                                            200               13,950
                                                                                           ----------
                                                                                           $  153,693
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Citadel Communications Corp.*                                            100           $    2,275
    Fox Entertainment Group, Inc.*                                           300                7,800
    Hearst-Argyle Television, Inc.*                                          500               13,188
                                                                                           ----------
                                                                                           $   23,263
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    CIT Group, Inc., "A"                                                     100           $    2,950
    Conning Corp.                                                            100                1,600
    Federated Investors, Inc., "A"                                           100                1,919
    Franchise Mortgage Acceptance Co.*                                       100                  838
    Freedom Securities Corp.*                                                100                1,525
    Heller Financial, Inc., "A"                                              100                2,419
    Waddell & Reed Financial, Inc., "A"                                      100                1,887
                                                                                           ----------
                                                                                           $   13,138
-----------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Annuity & Life Re Holdings Ltd.                                          100           $    2,219
    MONY Group, Inc.*                                                        100                2,531
                                                                                           ----------
                                                                                           $    4,750
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    Pfizer, Inc.                                                             200           $   26,388
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.3%
    American Dental Partners, Inc.*                                          100           $      800
    Centennial Healthcare Corp.*                                             100                1,444
    General Instrument Corp.*                                                400               11,700
    Guidant Corp.                                                            500               28,500
    McKesson HBOC, Inc.                                                    1,305               88,740
    Province Healthcare Co.*                                                 100                1,519
    United Healthcare Corp.                                                1,240               61,147
                                                                                           ----------
                                                                                           $  193,850
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc., "A"*                                                    100           $    3,000
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Cavanaughs Hospitality Corp.*                                            100           $      819
    Friendly Ice Cream Corp.*                                                100                  662
                                                                                           ----------
                                                                                           $    1,481
-----------------------------------------------------------------------------------------------------
  Special Products and Services
    Caliber Learning Network, Inc.*                                          100           $      381
    Edutrek International, Inc., "A"*                                        100                  638
                                                                                           ----------
                                                                                           $    1,019
-----------------------------------------------------------------------------------------------------
  Stores - 1.5%
    CSK Auto Corp.*                                                          100           $    3,431
    CVS Corp.                                                                200               10,600
    Duane Reade, Inc.*                                                       100                3,025
    Rite Aid Corp.                                                           900               37,238
                                                                                           ----------
                                                                                           $   54,294
-----------------------------------------------------------------------------------------------------
  Telecommunications - 11.7%
    AirTouch Communications, Inc.*                                           300           $   27,319
    Amdocs Ltd.*                                                           1,700               41,437
    Ascend Communications, Inc.*                                             405               31,160
    Cisco Systems, Inc.*                                                     973               95,172
    Com21, Inc.*                                                             100                2,356
    Global TeleSystems Group, Inc.*                                          100                5,550
    Hyperion Telecommunications, Inc., "A"*                                  100                1,125
    L-3 Communications Holding, Inc.*                                        100                4,287
    Lucent Technologies, Inc.                                                700               71,094
    MCI WorldCom, Inc.*                                                    1,331              109,807
    Nextlink Communications, Inc., "A"*                                      100                4,575
    Qwest Communications International, Inc.*                                500               30,719
                                                                                           ----------
                                                                                           $  424,601
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $3,142,677
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 0.3%
  Bermuda - 0.2%
    Global Crossing Ltd. (Telecommunications)*                               100           $    5,900
-----------------------------------------------------------------------------------------------------
  Hong Kong
    Asia Electronics Holding Co. (Electronics)*                            1,000           $      469
-----------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Fundtech Ltd. (Computer Software - Systems)*                             100           $    2,087
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $    8,456
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,037,127)                                                 $3,151,133
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 14.8%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp., due 3/01/99, at
        Amortized Cost                                                    $  540           $  540,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,577,127)                                            $3,691,133
Other Assets, Less Liabilities - (1.5)%                                                       (54,551)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $3,636,582
-----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                                      CORE GROWTH      BLUE CHIP
FEBRUARY 28, 1999                                                            FUND          FUND
---------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,590,293 and
    $587,634, respectively)                                            $3,185,102       $775,516
  Cash                                                                      1,240          1,709
  Foreign currency, at value (identified cost, $53 and $0,
    respectively)                                                              51           --
  Receivable for investments sold                                         128,696          9,661
  Interest and dividends receivable                                         1,341            928
  Deferred organization expenses                                              801           --
  Other assets                                                                639              9
                                                                       ----------       --------
      Total assets                                                     $3,317,870       $787,823
                                                                       ----------       --------
Liabilities:
  Payable for investments purchased                                    $   49,447       $ 14,648
  Payable to affiliates -
    Investment Advisory                                                     7,969           --
    Shareholder servicing agent fee                                            30           --
    Administrative fee                                                          4           --
  Accrued expenses and other liabilities                                   16,729             99
                                                                       ----------       --------
      Total liabilities                                                $   74,179       $ 14,747
                                                                       ----------       --------
Net assets                                                             $3,243,691       $773,076
                                                                       ==========       ========
Net assets consist of:
  Paid-in capital                                                      $2,222,212       $547,037
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                          594,812        187,882
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                         436,036         38,508
  Accumulated net investment loss                                          (9,369)          (351)
                                                                       ----------       --------
      Total                                                            $3,243,691       $773,076
                                                                       ==========       ========
Shares of beneficial interest outstanding:
  Class A                                                                  95,311         47,139
  Class I                                                                  90,639         10,656
                                                                       ----------       --------
      Total shares of beneficial interest outstanding                     185,950         57,795
                                                                       ==========       ========
Net assets:
  Class A                                                              $1,661,078       $630,523
  Class I                                                               1,582,613        142,553
                                                                       ----------       --------
      Total net assets                                                 $3,243,691       $773,076
                                                                       ==========       ========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)             $17.43          $13.38
                                                                         ======          ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)             $17.46          $13.38
                                                                         ======          ======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Assets and Liabilities (Unaudited) - continued
------------------------------------------------------------------------------------------------
                                                                                         SCIENCE
                                                                       CONVERTIBLE           AND
                                                                        SECURITIES    TECHNOLOGY
FEBRUARY 28, 1999                                                             FUND          FUND
------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $658,399 and $2,577,127,
    respectively)                                                       $  718,108    $3,691,133
  Cash                                                                       2,654           367
  Foreign currency, at value (identified cost, $52 and $46,
    respectively)                                                               50            43
  Receivable for Fund shares sold                                             --          11,148
  Receivable for investments sold                                           33,959         7,563
  Interest and dividends receivable                                          3,006           270
  Other assets                                                                   8         8,747
                                                                        ----------    ----------
      Total assets                                                      $  757,785    $3,719,271
                                                                        ----------    ----------
Liabilities:
  Payable for investments purchased                                     $   13,609    $   68,947
  Payable to affiliates -
    Shareholder servicing agent fee                                           --              34
    Administrative fee                                                        --               5
  Accrued expenses and other liabilities                                        96        13,703
                                                                        ----------    ----------
      Total liabilities                                                 $   13,705    $   82,689
                                                                        ----------    ----------
Net assets                                                              $  744,080    $3,636,582
                                                                        ==========    ==========
Net assets consist of:
  Paid-in capital                                                       $  573,350    $2,244,565
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                   59,703     1,114,003
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                          101,463       294,063
  Accumulated undistributed net investment income (loss)                     9,564       (16,049)
                                                                        ----------    ----------
      Total                                                             $  744,080    $3,636,582
                                                                        ==========    ==========
Shares of beneficial interest outstanding:
  Class A                                                                   57,257        92,371
  Class I                                                                      347       133,079
                                                                        ----------    ----------
      Total shares of beneficial interest outstanding                       57,604       225,450
                                                                        ==========    ==========
Net assets:
  Class A                                                               $  739,606    $1,490,049
  Class I                                                                    4,474     2,146,533
                                                                        ----------    ----------
      Total net assets                                                  $  744,080    $3,636,582
                                                                        ==========    ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $12.92        $16.13
                                                                          ======        ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)              $12.90        $16.13
                                                                          ======        ======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
------------------------------------------------------------------------------------------------
                                                                      CORE GROWTH      BLUE CHIP
SIX MONTHS ENDED FEBRUARY 28, 1999                                           FUND           FUND
------------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                          $    7,023       $  4,690
    Interest                                                                4,140            303
    Foreign taxes withheld                                                     (3)           (10)
                                                                       ----------       --------
      Total investment income                                          $   11,160       $  4,983
                                                                       ----------       --------
  Expenses -
    Management fee                                                     $   12,008       $  2,312
    Shareholder servicing agent fee                                         1,797            399
    Distribution and service fee (Class A)                                  4,116          1,458
    Administrative fee                                                        131             36
    Custodian fees                                                          3,061          2,377
    Printing                                                                1,098            930
    Postage                                                                   139             76
    Auditing fees                                                          12,552          9,552
    Legal fees                                                                426            321
    Amortization of organization expenses                                     216           --
    Registration fees                                                       1,755          1,600
    Miscellaneous                                                            --               27
                                                                       ----------       --------
      Total expenses                                                   $   37,299       $ 19,088
    Fees paid indirectly                                                     (646)          (152)
    Reduction of expenses by investment adviser
      and distributor                                                     (16,124)       (13,602)
                                                                       ----------       --------
      Net expenses                                                     $   20,529       $  5,334
                                                                       ----------       --------
        Net investment loss                                            $   (9,369)      $   (351)
                                                                       ----------       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                            $  471,252       $ 42,622
    Foreign currency transactions                                               1           --
                                                                       ----------       --------
      Net realized gain on investments and
        foreign currency transactions                                  $  471,253       $ 42,622
                                                                       ----------       --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $  573,204       $105,740
    Translation of assets and liabilities in foreign currencies               (49)          --
      Net unrealized gain on investments and foreign currency
        translation                                                    $  573,155       $105,740
                                                                       ----------       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $1,044,408       $148,362
                                                                       ----------       --------
          Increase in net assets from operations                       $1,035,039       $148,011
                                                                       ==========       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited) - continued
----------------------------------------------------------------------------------------------------
                                                                                             SCIENCE
                                                                      CONVERTIBLE                AND
                                                                       SECURITIES         TECHNOLOGY
SIX MONTHS ENDED FEBRUARY 28, 1999                                           FUND               FUND
----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                            $  8,768         $    4,384
    Interest                                                                5,798              1,636
    Foreign taxes withheld                                                   --                  (27)
                                                                         --------         ----------
      Total investment income                                            $ 14,566         $    5,993
                                                                         --------         ----------
  Expenses -
    Management fee                                                       $  2,064         $   13,008
    Shareholder servicing agent fee                                           358              1,956
    Distribution and service fee (Class A)                                  1,584              3,100
    Administrative fee                                                         31                168
    Custodian fee                                                           2,393              2,929
    Printing                                                                  464              3,655
    Postage                                                                    51                196
    Auditing fees                                                           4,375              9,344
    Legal fees                                                                292                 89
    Registration fees                                                       1,789              2,166
    Miscellaneous                                                            --                1,912
                                                                         --------         ----------
      Total expenses                                                     $ 13,401         $   38,523
    Fees paid indirectly                                                     (132)              (373)
    Reduction of expenses by investment adviser
      and distributor                                                      (8,486)           (16,108)
                                                                         --------         ----------
      Net expenses                                                       $  4,783         $   22,042
                                                                         --------         ----------
        Net investment income (loss)                                     $  9,783         $  (16,049)
                                                                         --------         ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                              $101,751         $  313,885
    Foreign currency transactions                                             (93)                34
                                                                         --------         ----------
      Net realized gain on investments and
        foreign currency transactions                                    $101,658         $  313,919
                                                                         --------         ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                          $ 66,059         $1,025,222
    Translation of assets and liabilities in foreign currencies                (6)                (6)
                                                                         --------         ----------
      Net unrealized gain on investments and foreign currency
        translation                                                      $ 66,053         $1,025,216
                                                                         --------         ----------
        Net realized and unrealized gain on investments and
          foreign currency                                               $167,711         $1,339,135
                                                                         --------         ----------
          Increase in net assets from operations                         $177,494         $1,323,086
                                                                         ========         ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED            YEAR ENDED
                                                                FEBRUARY 28, 1999       AUGUST 31, 1998
CORE GROWTH FUND                                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $   (9,369)           $   (1,475)
  Net realized gain on investments and foreign
    currency transactions                                                 471,253               536,135
  Net unrealized gain (loss) on investments and
    foreign currency translation                                          573,155              (261,111)
                                                                       ----------            ----------
      Increase in net assets from operations                           $1,035,039            $  273,549
                                                                       ----------            ----------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $     --              $  (81,330)
  From net investment income (Class I)                                       --                (123,670)
  From net realized gain on investments and
    foreign currency transactions (Class A)                              (223,652)              (97,297)
  From net realized gain on investments and
    foreign currency transactions (Class I)                              (204,409)             (147,949)
                                                                       ----------            ----------
      Total distributions declared to shareholders                     $ (428,061)           $ (450,246)
                                                                       ----------            ----------
  Net increase (decrease) in net assets from Fund
    share transactions                                                 $ (272,387)           $  329,677
                                                                       ----------            ----------
        Total increase in net assets                                   $  334,591            $  152,980
Net assets:
  At beginning of period                                                2,909,100             2,756,120
                                                                       ----------            ----------
  At end of period (including accumulated net
    investment loss of $9,369 and $0, respectively)                    $3,243,691            $2,909,100
                                                                       ==========            ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED           YEAR ENDED
                                                        FEBRUARY 28, 1999      AUGUST 31, 1998
BLUE CHIP FUND                                                (UNAUDITED)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $    (351)            $    (771)
  Net realized gain on investments and foreign
    currency transactions                                         42,622               109,472
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 105,740               (13,799)
                                                               ---------             ---------
      Net increase in net assets from operations               $ 148,011             $  94,902
                                                               ---------             ---------
Distributions declared to shareholders -
  From net investment income (Class A)                         $    --               $    (848)
  From net investment income (Class I)                              --                    (392)
  From net realized gain on investments and
    foreign currency transactions (Class A)                      (87,280)              (13,308)
  From net realized gain on investments and
    foreign currency transactions (Class I)                      (18,396)               (6,164)
                                                               ---------             ---------
      Total distributions declared to shareholders             $(105,676)            $ (20,712)
                                                               ---------             ---------
  Net increase (decrease) in net assets from Fund
    share transactions                                         $ 112,297             $(183,235)
                                                               ---------             ---------
        Total increase (decrease) in net assets                $ 154,632             $(109,045)
Net assets:
  At beginning of period                                       $ 618,444             $ 727,489
                                                               ---------             ---------
  At end of period (including accumulated net
    investment loss of $351 and $0, respectively)              $ 773,076             $ 618,444
                                                               =========             =========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Changes in Net Assets - continued
----------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED           YEAR ENDED
                                                        FEBRUARY 28, 1999      AUGUST 31, 1998
CONVERTIBLE SECURITIES FUND                                   (UNAUDITED)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   9,783             $  15,994
  Net realized gain on investments and foreign
    currency transactions                                        101,658                55,770
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  66,053               (77,977)
                                                               ---------             ---------
      Increase (decrease) in net assets from
        operations                                             $ 177,494             $  (6,213)
                                                               ---------             ---------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (11,631)            $ (15,475)
  From net investment income (Class I)                               (59)               (1,099)
  From net realized gain on investments and
    foreign currency transactions (Class A)                      (41,310)              (12,390)
  From net realized gain on investments and
    foreign currency transactions (Class I)                         (210)                 (880)
                                                               ---------             ---------
      Total distributions declared to shareholders             $ (53,210)            $ (29,844)
                                                               ---------             ---------
  Net increase (decrease) in net assets from Fund
    share transactions                                         $  52,630             $ (37,304)
                                                               ---------             ---------
        Total increase (decrease) in net assets                $ 176,914             $ (73,361)
Net assets:
  At beginning of period                                       $ 567,166             $ 640,527
                                                               ---------             ---------
  At end of period (including accumulated
    undistributed net investment income of $9,564
    and $11,471, respectively)                                 $ 744,080             $ 567,166
                                                               =========             =========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED            YEAR ENDED
                                                         FEBRUARY 28, 1999       AUGUST 31, 1998
SCIENCE AND TECHNOLOGY FUND                                    (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (16,049)            $   (5,383)
  Net realized gain on investments and foreign
    currency transactions                                         313,919                188,255
  Net unrealized gain (loss) on investments and
    foreign currency translation                                1,025,216               (287,231)
                                                               ----------             ----------
      Increase (decrease) in net assets from
        operations                                             $1,323,086             $ (104,359)
                                                               ----------             ----------
Distributions declared to shareholders -
  From net investment income (Class A)                         $     --               $  (64,127)
  From net investment income (Class I)                               --                 (115,896)
  From net realized gain on investments and
    foreign currency transactions (Class A)                       (42,102)                  --
  From net realized gain on investments and
    foreign currency transactions (Class I)                       (87,226)                  --
                                                               ----------             ----------
      Total distributions declared to shareholders             $ (129,328)            $ (180,023)
                                                               ----------             ----------
  Net increase (decrease) in net assets from Fund
    share transactions                                         $ (398,367)            $  606,823
                                                               ----------             ----------
        Total increase in net assets                           $  795,391             $  322,441
Net assets:
  At beginning of period                                        2,841,191              2,518,750
                                                               ----------             ----------
  At end of period (including accumulated net
    investment loss of $16,049 and $0, respectively)           $3,636,582             $2,841,191
                                                               ==========             ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS ENDED               YEAR ENDED AUGUST 31,                PERIOD ENDED
                                                 FEBRUARY 28,           ------------------------------             AUGUST 31,
                                                         1999                  1998               1997                  1996*
CORE GROWTH FUND                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $14.44                $15.82             $12.33                 $10.00
                                                       ------                ------             ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                      $(0.05)               $(0.01)            $ 1.24                 $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency                     5.36                  1.26               3.93                   2.34
                                                       ------                ------             ------                 ------
      Total from investment operations                 $ 5.31                $ 1.25             $ 5.17                 $ 2.33
                                                       ------                ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                           $ --                  $(1.20)              --                   $ --
  From net realized gain on investments
    and foreign currency transactions                   (2.32)                (1.43)             (1.68)                  --
                                                       ------                ------             ------                 ------
      Total distributions declared to
        shareholders                                   $(2.32)               $(2.63)            $(1.68)                $ --
                                                       ------                ------             ------                 ------
Net asset value - end of period                        $17.43                $14.44             $15.82                 $12.33
                                                       ======                ======             ======                 ======
Total return                                           38.13%++               8.75%             45.22%                 23.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.34%+                0.89%              1.45%                  1.54%+
  Net investment income (loss)                        (0.59)%+              (0.03)%              9.12%                (0.11)%+
Portfolio turnover                                       151%                  261%             1,043%                   204%
Net assets at end of period (000 omitted)             $1,661                $1,495             $1,061                   $686
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. In addition, for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. If these fees had been incurred by the Fund and to the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                     $(0.16)               $(0.17)            $ 1.06                 $(0.18)
      Ratios (to average net assets):
        Expenses##                                      2.59%+                2.15%              2.82%                  4.28%+
        Net investment income (loss)                  (1.84)%+              (1.29)%              7.75%                (2.34)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                YEAR ENDED               PERIOD ENDED
                                          FEBRUARY 28, 1999           AUGUST 31, 1998           AUGUST 31, 1997*
CORE GROWTH FUND                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
                                                    CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $14.46                    $15.84                     $12.99
                                                     ------                    ------                     ------
Income from investment operations# -
  Net investment income (loss)(S)                    $(0.05)                   $(0.01)                    $ 1.50
  Net realized and unrealized gain on
    investments and foreign currency                   5.37                      1.26                       1.35
                                                     ------                    ------                     ------
      Total from investment operations               $ 5.32                    $ 1.25                     $ 2.85
                                                     ------                    ------                     ------
Less distributions declared to shareholders -
  From net investment income                         $ --                      $(1.20)                    $ --
  From net realized gain on
    investments and foreign currency
    transactions                                      (2.32)                    (1.43)                      --
                                                     ------                    ------                     ------
      Total distributions declared to
        shareholders                                 $(2.32)                   $(2.63)                    $ --
                                                     ------                    ------                     ------
Net asset value - end of period                      $17.46                    $14.46                     $15.84
                                                     ======                    ======                     ======
Total return                                         38.15%++                   8.82%                     21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.35%+                    0.89%                      1.48%+
  Net investment income (loss)                      (0.60)%+                  (0.06)%                     14.08%+
Portfolio turnover                                     151%                      261%                     1,043%
Net assets at end of period (000 omitted)            $1,583                    $1,415                     $1,695
  * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                   $(0.11)                   $(0.13)                    $ 1.40
      Ratios (to average net assets):
        Expenses##                                    2.10%+                    1.65%                      2.35%+
        Net investment income (loss)                (1.35)%+                  (0.82)%                     13.20%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS                                    SIX MONTHS
                                             ENDED    YEAR ENDED    PERIOD ENDED           ENDED    YEAR ENDED       PERIOD ENDED
                                      FEBRUARY 28,    AUGUST 31,      AUGUST 31,    FEBRUARY 28,    AUGUST 31,         AUGUST 31,
                                              1999          1998           1997*           1999           1998              1997*
BLUE CHIP FUND                         (UNAUDITED)                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A                                       CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $12.61        $11.77          $10.00          $12.62        $11.77              $10.00
                                            ------        ------          ------          ------        ------              ------
Income from investment operations# -
  Net investment income (loss)(S)           $(0.01)       $(0.01)         $ 0.02          $(0.01)       $(0.01)             $ 0.02
  Net realized and unrealized gain on
    investments and foreign currency          2.95          1.20            1.75            2.94          1.21                1.75
                                            ------        ------          ------          ------        ------              ------
      Total from investment operations      $ 2.94        $ 1.19          $ 1.77          $ 2.93        $ 1.20              $ 1.77
                                            ------        ------          ------          ------        ------              ------
Less distributions declared to shareholders -
  From net investment income                $ --          $(0.02)         $ --            $ --          $(0.02)             $ --
  From net realized gain on investments
    and foreign currency transactions        (2.17)        (0.33)           --             (2.17)        (0.33)               --
                                            ------        ------          ------          ------        ------              ------
      Total distributions declared to
        shareholders                        $(2.17)       $(0.35)         $ --            $(2.17)       $(0.35)             $ --
                                            ------        ------          ------          ------        ------              ------
Net asset value - end of period             $13.38        $12.61          $11.77          $13.38        $12.62              $11.77
                                            ======        ======          ======          ======        ======              ======
Total return                                23.42%++      10.19%          17.70%++        23.33%++      10.28%              17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 1.54%+        1.54%           1.54%+          1.54%+        1.54%               1.54%+
  Net investment income(loss)              (0.10)%+      (0.11)%           0.28%+        (0.09)%+      (0.08)%               0.24%+
Portfolio turnover                             30%           39%             32%             30%           39%                 32%
Net assets at end of period (000 omitted)    $630          $507            $486            $143          $111               $241
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                    $(0.27)       $(0.34)         $(0.26)         $(0.24)       $(0.27)             $(0.23)
     Ratios (to average net assets):
       Expenses##                            5.42%+        3.93%           5.04%+          4.92%+        3.43%               4.54%+
       Net investment loss                 (3.98)%+      (2.50)%         (3.25)%+        (3.47)%+      (1.97)%             (2.80)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS                                    SIX MONTHS
                                             ENDED    YEAR ENDED    PERIOD ENDED           ENDED         YEAR ENDED   PERIOD ENDED
                                      FEBRUARY 28,    AUGUST 31,      AUGUST 31,    FEBRUARY 28,         AUGUST 31,     AUGUST 31,
                                              1999          1998           1997*            1999               1998          1997*
CONVERTIBLE SECURITIES FUND            (UNAUDITED)                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A                                       CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $10.70        $11.48          $10.00          $10.69        $11.47              $10.00
                                            ------        ------          ------          ------        ------              ------
Income from investment operations# -
  Net investment income(S)                  $ 0.18        $ 0.29          $ 0.25          $ 0.18        $ 0.30              $ 0.26
  Net realized and unrealized gain (loss)
    on investments and foreign currency       3.04         (0.51)           1.23            3.03         (0.52)               1.21
                                            ------        ------          ------          ------        ------              ------
      Total from investment operations      $ 3.22        $(0.22)         $ 1.48          $ 3.21        $(0.22)             $ 1.47
                                            ------        ------          ------          ------        ------              ------
Less distributions declared to shareholders -
  From net investment income                $(0.22)       $(0.31)         $ --            $(0.22)       $(0.31)             $ --
  From net realized gain on investments
    and foreign currency transactions        (0.78)        (0.25)           --             (0.78)        (0.25)               --
                                            ------        ------          ------          ------        ------              ------
      Total distributions declared to
        shareholders                        $(1.00)       $(0.56)         $ --            $(1.00)       $(0.56)             $ --
                                            ------        ------          ------          ------        ------              ------
Net asset value - end of period             $12.92        $10.70          $11.48          $12.90        $10.69              $11.47
                                            ======        ======          ======          ======        ======              ======
Total return                                30.61%++     (1.90)%          14.70%++        30.78%++     (2.00)%              14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 1.54%+        1.53%           1.54%+          1.54%+        1.53%               1.54%+
  Net investment income                      3.07%+        2.38%           3.16%+          3.07%+        2.38%               3.19%+
Portfolio turnover                             78%           89%             76%             78%           89%                 76%
Net assets at end of period (000 omitted)     $740          $565            $577              $4            $2                 $64
 *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 +  Annualized.
 ++ Not annualized.
 #  Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)          $ 0.02        $(0.01)         $(0.04)         $ 0.05        $ 0.01              $ --
      Ratios (to average net assets):
        Expenses##                           4.21%+        4.81%           5.19%+          3.71%+        4.31%               4.69%+
        Net investment income (loss)         0.40%+      (0.93)%         (0.53)%+          0.90%+      (0.43)%                --  +

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS                                    SIX MONTHS
                                             ENDED    YEAR ENDED    PERIOD ENDED           ENDED    YEAR ENDED        PERIOD ENDED
                                      FEBRUARY 28,    AUGUST 31,      AUGUST 31,    FEBRUARY 28,    AUGUST 31,          AUGUST 31,
                                              1999          1998           1997*            1999          1998               1997*
SCIENCE AND TECHNOLOGY FUND            (UNAUDITED)                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $11.49        $12.53          $10.00          $11.50        $12.53              $10.00
                                            ------        ------          ------          ------        ------              ------
Income from investment operations# -
  Net investment income (loss)(S)           $(0.07)       $(0.03)         $ 0.84          $(0.07)       $(0.02)             $ 1.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  5.22         (0.10)           1.69            5.21         (0.10)               1.48
                                            ------        ------          ------          ------        ------              ------
      Total from investment operations      $ 5.15        $(0.13)         $ 2.53          $ 5.14        $(0.12)             $ 2.53
                                            ------        ------          ------          ------        ------              ------
Less distributions declared to shareholders -
  From net investment income                $ --          $(0.91)         $ --            $ --          $(0.91)             $ --
  From net realized gain on investments
    and foreign currency transactions        (0.51)         --              --             (0.51)         --                  --
                                            ------        ------          ------          ------        ------              ------
      Total distributions declared
        to shareholders                     $(0.51)       $(0.91)         $ --            $(0.51)       $(0.91)             $ --
                                            ------        ------          ------          ------        ------              ------
Net asset value - end of period             $16.13        $11.49          $12.53          $16.13        $11.50              $12.53
                                            ======        ======          ======          ======        ======              ======
Total return                                45.00%++      (0.61)%         25.30%++        45.00%++      (0.61)%             25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                 1.29%+        0.91%           1.44%+          1.29%+        0.91%               1.45%+
  Net investment income (loss)             (0.92)%+      (0.19)%         10.73%+         (0.92)%+      (0.18)%             13.11%+
Portfolio turnover                             15%           29%            792%             15%           29%                792%
Net assets at end of period (000 omitted)   $1,490        $1,045            $822          $2,147        $1,796              $1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)          $(0.16)       $(0.21)         $ 0.73          $(0.13)       $(0.20)             $ 0.98
      Ratios (to average net assets):
        Expenses##                           2.54%+        2.18%           2.77%+          2.04%+        1.68%               2.28%+
        Net investment income (loss)       (2.17)%+      (1.49)%           9.36%+        (1.67)%+      (0.98)%             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Core Growth Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, and MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less) are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Core Growth Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Convertible Securities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Each Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in-capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of each Fund's average daily net assets for the Blue Chip Fund and the Convertible Securities Fund and at an annual rate of 0.75% of average daily net assets for the Core Growth Fund and the Science and Technology Fund. At February 28, 1999, the investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statements of Operations.

The Blue Chip Fund and the Convertible Securities Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. As of February 28, 1999, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

                                                 CONVERTIBLE
                    BLUE CHIP FUND           SECURITIES FUND
               ---------------------------------------------
                           $29,225                   $28,164

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the six months ended February 28, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each Fund during the six months ended February 28, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Effective April 1, 1999, the fee will be 0.1000%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                            CORE GROWTH FUND      BLUE CHIP FUND
--------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)      $4,520,946          $  208,188
                                                  ----------          ----------
Sales
Investments (non-U.S. government securities)      $5,308,995          $  220,994
                                                  ----------          ----------

                                                 CONVERTIBLE         SCIENCE AND
                                             SECURITIES FUND     TECHNOLOGY FUND
--------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)      $  490,672          $  502,912
                                                  ----------          ----------
Sales
Investments (non-U.S. government securities)      $  499,310          $1,241,585
                                                  ----------          ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                           CORE GROWTH FUND      BLUE CHIP FUND
-------------------------------------------------------------------------------
Aggregate cost                                   $2,590,293          $  587,634
                                                  ---------           ---------
Gross unrealized appreciation                    $  647,343          $  205,952
Gross unrealized depreciation                       (52,534)            (18,070)
                                                 ----------          ----------
    Net unrealized appreciation                  $  594,809          $  187,882
                                                 ==========          ==========

                                                CONVERTIBLE         SCIENCE AND
                                            SECURITIES FUND     TECHNOLOGY FUND
-------------------------------------------------------------------------------
Aggregate cost                                   $  658,399          $2,577,127
                                                 ----------          ----------
Gross unrealized appreciation                    $   92,028          $1,299,814
Gross unrealized depreciation                       (32,319)           (185,808)
                                                 ----------          ----------
    Net unrealized appreciation                  $   59,709          $1,114,006
                                                 ==========          ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                          SIX MONTHS ENDED FEBRUARY 28, 1999
                                             -----------------------------------------------------------
                                                        CORE GROWTH FUND                  BLUE CHIP FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                       19,439      $  344,973           206       $     2,753
Shares issued to shareholders in
  reinvestment of distributions                   14,057         223,642         6,780            87,269
Shares reacquired                                (41,686)       (722,679)          (53)             (692)
                                                 -------      ----------       -------       -----------
    Net increase (decrease)                       (8,190)     $ (154,064)        6,933       $   89,330
                                                 =======      ==========       =======       ===========

Class A Shares
                                                          SIX MONTHS ENDED FEBRUARY 28, 1999
                                             -----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND     SCIENCE AND TECHNOLOGY FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                           25      $      300        16,786       $   272,277
Shares issued to shareholders in
  reinvestment of distributions                    4,619          53,003         2,820            42,099
Shares reacquired                                   (204)         (2,214)      (18,156)         (273,321)
                                                 -------      ----------       -------       -----------
    Net increase                                   4,440      $   51,089         1,450       $    41,055
                                                 =======      ==========       =======       ===========

Class I Shares
                                                          SIX MONTHS ENDED FEBRUARY 28, 1999
                                             -----------------------------------------------------------
                                                        CORE GROWTH FUND                  BLUE CHIP FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                       12,122      $  206,443         1,960       $    26,547
Shares issued to shareholders in
  reinvestment of distributions                   12,823         204,400         1,429            18,386
Shares reacquired                                (32,102)       (529,166)       (1,555)          (21,966)
                                                 -------      ----------       -------       -----------
    Net increase (decrease)                       (7,157)     $ (118,323)        1,834       $    22,967
                                                 =======      ==========       =======       ===========

Class I Shares
                                                          SIX MONTHS ENDED FEBRUARY 28, 1999
                                             -----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND     SCIENCE AND TECHNOLOGY FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          123      $    1,389        41,634       $   626,909
Shares issued to shareholders in
  reinvestment of distributions                       23             264         5,842            87,223
Shares reacquired                                     (9)           (112)      (70,661)       (1,153,554)
                                                 -------      ----------       -------       -----------
    Net increase (decrease)                          137      $    1,541       (23,185)      $  (439,422)
                                                 =======      ==========       =======       ===========

Class A Shares
                                                              YEAR ENDED AUGUST 31, 1998
                                             -----------------------------------------------------------
                                                        CORE GROWTH FUND                  BLUE CHIP FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                       26,139      $  410,338           274       $     3,617
Shares issued to shareholders in
  reinvestment of distributions                   13,095         178,614         1,150            14,153
Shares reacquired                                 (2,765)        (46,240)       (2,534)          (33,517)
                                                 -------      ----------       -------       -----------
    Net increase (decrease)                       36,469      $  542,712        (1,110)      $   (15,747)
                                                 =======      ==========       =======       ===========

Class A Shares
                                                              YEAR ENDED AUGUST 31, 1998
                                             -----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND     SCIENCE AND TECHNOLOGY FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                           49      $      600        16,241       $   224,443
Shares issued to shareholders in
  reinvestment of distributions                    2,542          27,862         5,932            64,123
Shares reacquired                                    (40)           (506)       (1,612)          (21,835)
                                                 -------      ----------       -------       -----------
    Net increase                                   2,551      $   27,956        20,561       $   266,731
                                                 =======      ==========       =======       ===========

Class I Shares
                                                              YEAR ENDED AUGUST 31, 1998
                                             -----------------------------------------------------------
                                                        CORE GROWTH FUND                  BLUE CHIP FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        9,354      $  153,982         4,857       $    63,740
Shares issued to shareholders in
  reinvestment of distributions                   19,898         271,610           532             6,555
Shares reacquired                                (38,513)       (638,627)      (17,081)         (237,783)
                                                 -------      ----------       -------       -----------
    Net decrease                                  (9,261)     $ (213,035)      (11,692)      $  (167,488)
                                                 =======      ==========       =======       ===========

Class I Shares
                                                              YEAR ENDED AUGUST 31, 1998
                                             -----------------------------------------------------------
                                             CONVERTIBLE SECURITIES FUND     SCIENCE AND TECHNOLOGY FUND
                                             ---------------------------     ---------------------------
                                                  SHARES          AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          370      $    4,496        47,806       $   668,497
Shares issued to shareholders in
  reinvestment of distributions                      180           1,976        10,721           115,891
Shares reacquired                                 (5,895)        (71,732)      (32,870)         (444,296)
                                                 -------      ----------       -------       -----------
    Net increase (decrease)                       (5,345)     $  (65,260)       25,657       $   340,092
                                                 =======      ==========       =======       ===========

(6) Line of Credit
Each Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The Funds had no significant borrowings during the period. The commitment fee allocated to each Fund for the six months ended February 28, 1999, was as follows:

        CORE                BLUE            CONVERTIBLE        SCIENCE AND
       GROWTH               CHIP            SECURITIES         TECHNOLOGY
        FUND                FUND               FUND               FUND
--------------------------------------------------------------------------------
         $11                 $3                 $2                 $14

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CORE GROWTH FUND

MFS(R) BLUE CHIP FUND

MFS(R) CONVERTIBLE SECURITIES FUND

MFS(R) SCIENCE AND TECHNOLOGY FUND



[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


500 Boylston Street
Boston, MA 02116-3741




(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                   INC-3 4/99 2M